NEWS RELEASE

For Immediate Release

Investor Relations	Media
Contact: Paul McDonough	Carmen Duarte
Phone: 952.852.6020	781.332.7268
Email: ir@onebeacon.com	cduarte@onebeacon.com
Website: www.onebeacon.com

ONEBEACON REPORTS $10.50 BOOK VALUE PER SHARE

HAMILTON, Bermuda (November 2, 2015) - OneBeacon Insurance Group, Ltd. (NYSE: OB) today reported book value per share of $10.50, reflecting a decrease of 1.3% for the third quarter and an increase of 1.5% through the first nine months of 2015, including dividends.
Mike Miller, CEO of OneBeacon, said, “Our third quarter results were disappointing, as underwriting results were subpar and investment markets were challenging. Our reported numbers were impacted by our exit from the crop business. We recently added a new team in Financial Institutions and new leaders in our Design Professionals and Entertainment teams. The marketplace is more competitive, and we are focused on maintaining underwriting discipline.”
OneBeacon reported a comprehensive loss of $13 million for the third quarter of 2015, compared to a comprehensive loss of $1 million for the third quarter of 2014. Operating income was $6 million or $0.06 per share for the third quarter of 2015, compared to operating income of $16 million or $0.17 per share for the third quarter of last year. The third quarter of 2015 comprehensive loss and operating income includes $3 million (pre-tax) of other revenue related to the termination of the company’s agreement with Climate Crop Insurance Agency in connection with OneBeacon’s previously announced exit of the crop insurance business. The prior year third quarter comprehensive loss included a $7 million after-tax increase in the estimated loss on sale of discontinued operations.

For the nine months ended September 30, 2015, the company reported $15 million of comprehensive income, compared to $70 million for the first nine months of 2014. Operating income was $34 million or $0.35 per share for the first nine months of 2015, compared to $63 million or $0.66 per share through the first nine months of 2014.
Operating income is a non-GAAP financial measure, which is explained later in this release.
During the quarter, OneBeacon transferred its crop insurance exposures to affiliates of AmTrust through a 100% quota share reinsurance agreement, ceding $17 million of earned premiums, $15 million of losses and $3 million of expenses.
Insurance Operations: OneBeacon's GAAP combined ratios were 98.8% for the third quarter and 96.3% for the first nine months of 2015, compared to 95.3% and 94.4% for the same periods in 2014. The combined ratios for the third quarter and first nine months of 2015 reflect higher expense ratios, driven by higher acquisition costs due to changes in business mix and lower net earned premiums from the exit of the crop business. There was no net loss reserve development in either the third quarter or first nine months of 2015, compared to unfavorable net loss reserve development of 2.4 points and 1.7 points for the comparable periods of 2014.
Net written premiums were $293 million in the third quarter and $901 million in the first nine months of 2015, a decrease of 15% and 5% for the quarter and first nine months of 2015. Net written premiums in the third quarter of 2015 included $36 million of ceded written premiums associated with the transfer of the crop business to AmTrust. Excluding the impact of the exited crop and lawyers liability ($23 million) businesses, and the termination of an affiliated reinsurance treaty ($16 million), premiums grew by 3% for the first nine months of 2015.
Investment Results: OneBeacon’s third quarter 2015 total return on invested assets was (0.6%) compared to (0.1%) for the third quarter of 2014. These pre-tax results included net realized and unrealized investment losses of $30 million and net investment income of $12 million in 2015, compared to net realized and unrealized investment losses of $16 million and net investment income of $11 million for the third quarter of 2014.

Through the first nine months of 2015, the total return on invested assets was 0.3% compared to 2.4% through September 30, 2014. These results included net realized and unrealized investment losses of $30 million and net investment income of $33 million, compared to net realized and unrealized investment gains of $25 million and net investment income of $33 million for the first nine months of 2014.
About OneBeacon: OneBeacon Insurance Group, Ltd. is a Bermuda-domiciled holding company that is publicly traded on the New York Stock Exchange under the symbol “OB.” OneBeacon’s underwriting companies offer a range of specialty insurance products sold through independent agencies, regional and national brokers, wholesalers and managing general agencies. Each business is managed by an experienced team of specialty insurance professionals focused on a specific customer group or industry segment, and providing distinct products and tailored coverages and services. OneBeacon’s solutions target group accident; commercial surety; design professionals; entertainment; environmental; excess property; financial institutions; financial services; healthcare; management liability; ocean and inland marine; programs; public entities; technology; and tuition refund. For further information about our products and services visit: www.onebeacon.com and to remain up to date on OneBeacon’s news, follow us on Twitter @OneBeaconIns or visit our online newsroom: www.onebeacon.com/newsroom.

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ONEBEACON INSURANCE GROUP, LTD.
CONSOLIDATED BALANCE SHEETS
($ in millions)
(Unaudited)

	September 30,	December 31,
	2015	2014(1)
Assets
Investment securities:
Fixed maturity investments	$2,054.0	$1,799.8
Short-term investments	100.3	202.2
Common equity securities	284.4	320.0
Convertible fixed maturity investments	—	5.0
Other investments	164.3	198.8
Total investment securities	2,603.0	2,525.8
Cash	96.7	87.0
Reinsurance recoverables	236.8	173.8
Premiums receivable	268.8	241.5
Funds held under reinsurance contracts	4.6	37.1
Deferred acquisition costs	104.5	103.2
Ceded unearned premiums	41.3	17.9
Net deferred tax asset	147.8	131.8
Investment income accrued	10.2	10.0
Accounts receivable on unsettled investment sales	5.7	7.2
Other assets	188.4	184.8
Assets held for sale (2)	—	58.1
Total assets	$3,707.8	$3,578.2

Liabilities
Unpaid loss and loss adjustment expense reserves	$1,427.4	$1,342.2
Unearned premiums	625.7	588.3
Funds held under insurance contracts	100.3	81.0
Debt	274.8	274.7
Accounts payable on unsettled investment purchases	20.2	0.5
Other liabilities	255.5	242.2
Total liabilities	2,703.9	2,528.9

OneBeacon's common shareholders' equity and noncontrolling interests
OneBeacon's common shareholders' equity:
Common shares and paid-in surplus	1,023.6	1,023.7
Retained earnings (deficit)	(18.6)	27.3
Accumulated other comprehensive loss	(4.6)	(5.2)
Total OneBeacon's common shareholders' equity	1,000.4	1,045.8

Total noncontrolling interests	3.5	3.5
Total OneBeacon's common shareholders' equity and noncontrolling interests	1,003.9	1,049.3
Total liabilities, OneBeacon's common shareholders' equity and noncontrolling interests	$3,707.8	$3,578.2

(1)	Prior period balances have been adjusted to reflect the retrospective application of adopting new accounting guidance related to our investment in qualified affordable housing projects (ASU 2014-01).

(2)	Assets associated with a real estate property, which was sold on May 27, 2015, are presented separately as assets held for sale in the December 31, 2014 consolidated balance sheet.

ONEBEACON INSURANCE GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(in millions, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014 (1)	2015	2014 (1)
Revenues
Earned premiums	$281.4	$305.4	$887.3	$872.8
Net investment income	12.4	10.8	33.0	33.4
Net realized and change in unrealized investment gains	(29.9)	(16.0)	(29.7)	24.8
Net other revenues (expenses)	3.9	1.3	(0.4)	3.3
Total revenues	267.8	301.5	890.2	934.3
Expenses
Loss and loss adjustment expenses	167.5	185.2	527.9	520.7
Policy acquisition expenses	53.8	54.6	161.2	150.9
Other underwriting expenses	56.4	51.2	165.2	152.3
General and administrative expenses	3.7	2.4	12.0	9.3
Interest expense	3.2	3.2	9.7	9.7
Total expenses	284.6	296.6	876.0	842.9
Pre-tax income (loss) from continuing operations	(16.8)	4.9	14.2	91.4
Income tax (expense) benefit	3.5	1.1	1.0	(11.9)
Net income (loss) from continuing operations	(13.3)	6.0	15.2	79.5
Net loss from discontinued operations, net of tax (2)	(0.1)	(0.3)	(0.4)	(0.9)
Net (loss) gain from sale of discontinued operations, net of tax	—	(7.0)	0.3	(7.5)
Net income (loss) including noncontrolling interests	(13.4)	(1.3)	15.1	71.1
Less: Net income attributable to noncontrolling interests	—	—	(1.0)	(0.9)
Net income (loss) attributable to OneBeacon's common shareholders	(13.4)	(1.3)	14.1	70.2
Net change in benefit plan assets and obligations, net of tax	0.2	—	0.6	0.1
Comprehensive income (loss) attributable to OneBeacon's common shareholders	$(13.2)	$(1.3)	$14.7	$70.3
Earnings (loss) per share attributable to OneBeacon's common shareholders—basic and diluted
Net income (loss) from continuing operations per share	$(0.14)	$0.05	$0.15	$0.82
Net loss from discontinued operations, net of tax, per share	—	(0.07)	—	(0.09)
Net income (loss) attributable to OneBeacon's common shareholders per share	$(0.14)	$(0.02)	$0.15	$0.73

Weighted average number of common shares outstanding	94.9	94.7	94.8	94.6

(1)	Prior period balances have been adjusted to reflect the retrospective application of adopting new accounting guidance related to our investment in qualified affordable housing projects (ASU 2014-01).

(2)	Results for the runoff business, which closed on December 23, 2014, are reported as discontinued operations for all periods presented.

ONEBEACON INSURANCE GROUP, LTD.
SEGMENT STATEMENTS OF OPERATIONS
($ in millions)
(Unaudited)

Three Months Ended September 30, 2015
	Specialty Products (1)	Specialty Industries (2)	Investing, Financing and Corporate	Total
Earned premiums	$122.9	$158.5	$—	$281.4
Loss and loss adjustment expenses	(64.9)	(102.6)	—	(167.5)
Policy acquisition expenses	(25.5)	(28.3)	—	(53.8)
Other underwriting expenses	(24.9)	(31.5)	—	(56.4)
Underwriting income (loss)	7.6	(3.9)	—	3.7
Net investment income	—	—	12.4	12.4
Net realized and change in unrealized investment gains	—	—	(29.9)	(29.9)
Net other revenues	—	0.9	3.0	3.9
General and administrative expenses	—	(1.0)	(2.7)	(3.7)
Interest expense	—	—	(3.2)	(3.2)
Pre-tax income (loss)	$7.6	$(4.0)	$(20.4)	$(16.8)

Three Months Ended September 30, 2014
	Specialty Products (1)	Specialty Industries (2)	Investing, Financing and Corporate	Total
Earned premiums	$151.7	$153.7	$—	$305.4
Loss and loss adjustment expenses	(98.2)	(87.0)	—	(185.2)
Policy acquisition expenses	(26.6)	(28.0)	—	(54.6)
Other underwriting expenses	(23.2)	(28.0)	—	(51.2)
Underwriting income	3.7	10.7	—	14.4
Net investment income	—	—	10.8	10.8
Net realized and change in unrealized investment gains	—	—	(16.0)	(16.0)
Net other revenues (expenses)	(0.3)	0.5	1.1	1.3
General and administrative expenses	—	(0.8)	(1.6)	(2.4)
Interest expense	—	—	(3.2)	(3.2)
Pre-tax income (loss)	$3.4	$10.4	$(8.9)	$4.9

(1)
The Specialty Products reportable segment includes the results of OneBeacon Healthcare Group, OneBeacon Management Liability, OneBeacon Financial Services, Other Professional Lines (which includes OneBeacon Design Professionals), A.W.G. Dewar, OneBeacon Specialty Property, OneBeacon Environmental, OneBeacon Surety Group, OneBeacon Program Group, and OneBeacon Crop Insurance, which was exited during the third quarter of 2015.

(2)	Specialty Industries includes the results of OneBeacon Entertainment, International Marine Underwriters, OneBeacon Technology Insurance, OneBeacon Accident Group, and OneBeacon Government Risks.

Nine Months Ended September 30, 2015
	Specialty Products (1)	Specialty Industries (2)	Investing, Financing and Corporate	Total
Earned premiums	$425.5	$461.8	$—	$887.3
Loss and loss adjustment expenses	(238.6)	(289.3)	—	(527.9)
Policy acquisition expenses	(76.3)	(84.9)	—	(161.2)
Other underwriting expenses	(73.9)	(91.3)	—	(165.2)
Underwriting income (loss)	36.7	(3.7)	—	33.0
Net investment income	—	—	33.0	33.0
Net realized and change in unrealized investment gains	—	—	(29.7)	(29.7)
Net other revenues (expenses)	—	1.2	(1.6)	(0.4)
General and administrative expenses	—	(2.0)	(10.0)	(12.0)
Interest expense	—	—	(9.7)	(9.7)
Pre-tax income (loss)	$36.7	$(4.5)	$(18.0)	$14.2

Nine Months Ended September 30, 2014
	Specialty Products (1)	Specialty Industries (2)	Investing, Financing and Corporate	Total
Earned premiums	$433.0	$439.8	$—	$872.8
Loss and loss adjustment expenses	(277.5)	(243.2)	—	(520.7)
Policy acquisition expenses	(71.4)	(79.5)	—	(150.9)
Other underwriting expenses	(68.1)	(84.2)	—	(152.3)
Underwriting income	16.0	32.9	—	48.9
Net investment income	—	—	33.4	33.4
Net realized and change in unrealized investment gains	—	—	24.8	24.8
Net other (expenses) revenues	(0.1)	0.8	2.6	3.3
General and administrative expenses	0.1	(1.8)	(7.6)	(9.3)
Interest expense	—	—	(9.7)	(9.7)
Pre-tax income	$16.0	$31.9	$43.5	$91.4

(1)
The Specialty Products reportable segment includes the results of OneBeacon Healthcare Group, OneBeacon Management Liability, OneBeacon Financial Services, Other Professional Lines (which includes OneBeacon Design Professionals), A.W.G. Dewar, OneBeacon Specialty Property, OneBeacon Environmental, OneBeacon Surety Group, OneBeacon Program Group, and OneBeacon Crop Insurance, which was exited during the third quarter of 2015.

(2)	Specialty Industries includes the results of OneBeacon Entertainment, International Marine Underwriters, OneBeacon Technology Insurance, OneBeacon Accident Group, and OneBeacon Government Risks.

ONEBEACON INSURANCE GROUP, LTD.
SUMMARY OF RATIOS AND PREMIUMS
($ in millions)
(Unaudited)

Three Months Ended September 30, 2015
	Specialty Products	Specialty Industries	Consolidated Insurance (1)
Net written premiums	$133.7	$159.2	$292.9
Earned premiums	$122.9	$158.5	$281.4

Underwriting ratios
Loss and loss adjustment expense ratio	52.8%	64.7%	59.5%
Expense ratio	41.1	37.9	39.3
Combined ratio	93.9%	102.6%	98.8%

Three Months Ended September 30, 2014
	Specialty Products	Specialty Industries	Consolidated Insurance (1)
Net written premiums	$188.3	$157.3	$345.6
Earned premiums	$151.7	$153.7	$305.4

Underwriting ratios
Loss and loss adjustment expense ratio	64.7%	56.7%	60.6%
Expense ratio	32.9	36.4	34.7
Combined ratio	97.6%	93.1%	95.3%

Nine Months Ended September 30, 2015
	Specialty Products	Specialty Industries	Consolidated Insurance (1)
Net written premiums	$427.0	$474.2	$901.2
Earned premiums	$425.5	$461.8	$887.3

Underwriting ratios
Loss and loss adjustment expense ratio	56.1%	62.6%	59.5%
Expense ratio	35.3	38.2	36.8
Combined ratio	91.4%	100.8%	96.3%

Nine Months Ended September 30, 2014
	Specialty Products	Specialty Industries	Consolidated Insurance (1)
Net written premiums	$488.6	$464.0	$952.6
Earned premiums	$433.0	$439.8	$872.8

Underwriting ratios
Loss and loss adjustment expense ratio	64.1%	55.3%	59.7%
Expense ratio	32.2	37.2	34.7
Combined ratio	96.3%	92.5%	94.4%

(1)	Results for the runoff business, which closed on December 23, 2014, are reported as discontinued operations for all periods presented.

ONEBEACON INSURANCE GROUP, LTD.
BOOK VALUE PER SHARE
(in millions, except per share amounts)
(Unaudited)

	September 30,	June 30,	December 31,	September 30,
	2015	2015	2014	2014
Numerator
OneBeacon's common shareholders' equity	$1,000.4	$1,033.2	$1,045.8	$1,114.5

Denominator
Common shares outstanding	95.3	95.3	95.3	95.3

Book value per share	$10.50	$10.85	$10.97	$11.70

Change in book value per share, including dividends, in the quarter (1)	(1.3)%

Change in book value per share, including dividends, in the last twelve months on an IRR basis(2)	(3.2)%

(1)	Adjusted to reflect the retrospective application of adopting new accounting guidance related to our investment in qualified affordable housing projects (ASU 2014-01).

(2)	IRR calculated based on beginning book value per share, dividends paid, and ending book value per share. Includes dividends of $0.84 per share (a quarterly dividend of $0.21 per share).

ONEBEACON INSURANCE GROUP, LTD.
COMPREHENSIVE INCOME (LOSS), NET INCOME (LOSS), AND OPERATING INCOME (LOSS)
(in millions, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended September 30,
	2015	2014	2015	2014	2015
Comprehensive income (loss) attributable to OneBeacon's common shareholders	$(13.2)	$(1.3)	$14.7	$70.3	$(34.7)

Net income (loss) attributable to OneBeacon's common shareholders	$(13.4)	$(1.3)	$14.1	$70.2	$(23.2)

Weighted average number of common shares outstanding	94.9	94.7	94.8	94.6	94.8

Net income (loss) attributable to OneBeacon's common shareholders per share	$(0.14)	$(0.02)	$0.15	$0.73	$(0.25)

Net income (loss) attributable to OneBeacon's common shareholders	$(13.4)	$(1.3)	$14.1	$70.2	$(23.2)
Less:
Net realized and change in unrealized investment gains	29.9	16.0	29.7	(24.8)	14.1
Tax effect on net realized and change in unrealized investment gains	(10.5)	(5.6)	(10.4)	8.7	(5.0)
Loss from discontinued operations, net of tax	0.1	0.3	0.4	0.9	1.3
Loss (gain) from sale of discontinued operations, net of tax	—	7.0	(0.3)	7.5	11.0
Operating income (loss) (1)	$6.1	$16.4	$33.5	$62.5	$(1.8)

Weighted average number of common shares outstanding	94.9	94.7	94.8	94.6	94.8

Operating income (loss) per share (1)	$0.06	$0.17	$0.35	$0.66	$(0.02)

(1)	Represent a non-GAAP financial measure. See discussion of Non-GAAP financial measures on page 11.

Discussion of Non-GAAP Financial Measures
This earnings release includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures.  OneBeacon believes these measures to be useful supplements to the comparable GAAP measures in evaluating OneBeacon's financial performance.

Operating income (loss) is a non-GAAP financial measure that excludes net realized and change in unrealized investment gains, loss from discontinued operations, loss (gain) from discontinued operations, and the related tax effects, from net income (loss) attributable to OneBeacon's common shareholders. OneBeacon believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the company to the GAAP measure of net income (loss) attributable to OneBeacon's common shareholders, as it removes variability in the timing of realized and change in unrealized investment gains which may be heavily influenced by investment market conditions and also removes the impact related to discontinued operations. Although key to the company's overall financial performance, OneBeacon believes that net realized and change in unrealized investment gains are largely independent of the underwriting decision-making process. Management also believes that the impact of operations that have been discontinued are not relevant to evaluating financial performance on a comparative basis. The reconciliation of net income (loss) attributable to OneBeacon's common shareholders to operating income (loss) is included on page 10.

Operating income (loss) per share is calculated by dividing operating income (loss) (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding. Management believes that operating income (loss) per share is a useful alternative picture of the underlying operating activities of the company as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions. Management also believes that the impact of operations that have been discontinued are not relevant to evaluating financial performance on a comparative basis. Net income (loss) attributable to OneBeacon's common shareholders per share is the most directly comparable GAAP measure. As described above, the reconciliation of net income (loss) attributable to OneBeacon's common shareholders to operating income (loss) is included on page 10. The calculation of operating income (loss) per share is also included on page 10.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This news release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this news release that address activities, events or developments which we expect will or may occur in the future are forward-looking statements. The words "will," "believe," "intend," "expect," "anticipate," "project," "estimate," "predict" and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to OneBeacon’s:

•change in book value per share or return on equity;
•business strategy;
•financial and operating targets or plans;

•	incurred loss and loss adjustment expenses and the adequacy of our loss and loss adjustment expense reserves and related reinsurance;

•	projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts;
•expansion and growth of our business and operations;
•future capital expenditures; and
•pending legal proceedings.

These statements are based on certain assumptions and analyses made by us in light of OneBeacon’s experience and judgments about historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to our expectations is subject to a number of risks, uncertainties or other factors which are described in more detail, that could cause actual results to differ materially from expectations, including:

•	claims arising from catastrophic events, such as hurricanes, windstorms, earthquakes, floods, or terrorist attacks;

•	recorded loss and loss adjustment expense reserves subsequently proving to have been inadequate;

•	changes in interest rates, debt or equity markets or other market volatility that negatively impact our investment portfolio;

•	competitive forces and the cyclicality of the property and casualty insurance industry;

•	actions taken by rating agencies from time to time with respect to us, such as financial strength or credit rating downgrades or placing our ratings on negative watch;

•	the continued availability of capital and financing;

•	our ability to retain key personnel;

•	the continued availability and cost of reinsurance coverage and our ability to collect reinsurance recoverables;

•	the outcome of litigation and other legal or regulatory proceedings;

•	our ability to continue meeting our debt and related service obligations or to pay dividends;

•	the ability of our technology resources to prevent data breach and the ability of our internal controls to ensure compliance with legal and regulatory policies;

•	our ability to successfully develop new specialty businesses;

•	changes in laws or regulations, or their interpretations, which are applicable to us, our competitors, our agents or our customers;

•	participation in guaranty funds and mandatory market mechanisms;

•	the impact of new theories of liability;

•	changes to current shareholder dividend practice and regulatory restrictions on dividends;

•	credit risk exposure in certain of our business operations;

•	our status as a subsidiary of White Mountains, including potential conflicts of interest;

•	changes in tax laws or tax treaties; and

•
other factors, most of which are beyond our control, including the risks that are described from time to time in OneBeacon's filing with the Securities and Exchange Commission, including but not limited to OneBeacon's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed February 27, 2015.

Consequently, all of the forward-looking statements made in this news release are qualified by these cautionary statements, and there can be no assurance that the anticipated results or developments will be realized or, even if substantially realized, that they will have the expected consequences. OneBeacon assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.